Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2012

Boston Properties, Inc.

Third Quarter 2012

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: General Motors Building, New York, NY)

Boston Properties, Inc.

Third Quarter 2012

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals averages twenty-eight years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of nine distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot
(as of September 30, 2012)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	152
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	58.5 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	170.3 million
Dividend - Quarter/Annualized	$0.55/$2.20
Dividend Yield	1.99%
Total Combined Market Capitalization	$29.0 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2012

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Matthew J. Lustig	Raymond A. Ritchey	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Alan J. Patricof	Michael E. LaBelle	Robert E. Selsam
President and Director	Director, Chair of Audit Committee	Senior Vice President, Chief Financial Officer	Senior Vice President and Regional Manager of New York

Zoë Baird Budinger	Martin Turchin
Director, Chair of Nominating & Corporate Governance Committee	Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Frank D. Burt Senior Vice President, General Counsel

Carol B. Einiger Director	David A. Twardock Director, Chair of Compensation Committee	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance

Dr. Jacob A. Frenkel Director		Mitchell S. Landis Senior Vice President and Regional Manager of Princeton	Arthur S. Flashman Vice President, Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011

High Closing Price	$116.07	$109.75	$107.57	$101.59	$112.36
Low Closing Price	$108.45	$99.03	$97.49	$84.72	$89.10
Average Closing Price	$111.48	$104.47	$102.95	$94.31	$102.48
Closing Price, at the end of the quarter	$110.61	$108.37	$104.99	$99.60	$89.10
Dividends per share - annualized	$2.20	$2.20	$2.20	$2.20	$2.00
Closing dividend yield - annualized	1.99%	2.03%	2.10%	2.21%	2.24%

Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	170,264	170,266	168,956	167,733	167,729
Closing market value of outstanding shares and units (thousands)	$18,893,986	$18,451,727	$17,738,690	$16,706,207	$14,944,654

(1)	For additional detail, see page 12.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter 2012	Tentatively January 29, 2013
First Quarter 2013	Tentatively April 30, 2013
Second Quarter 2013	Tentatively July 30, 2013
Third Quarter 2013	Tentatively October 28, 2013

Boston Properties, Inc.

Third Quarter 2012

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade	Omotayo Okusanya	Tom Truxillo	George Hoglund
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
212.427.7500	212.336.7076	980.386.5212	212.908.9149

Jeffrey Spector / Jamie Feldman	Mitch Germain	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	JMP Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.906.3546	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Susan Madison
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.4516

David Toti / Evan Smith	Jordan Sadler / Craig Mailman	Mark Streeter
Cantor Fitzgerald	KeyBanc Capital Markets	J.P. Morgan Securities
212-829-5224 / 215-915-1220	917.368.2280 / 917.368.2316	212.834.5086

Michael Bilerman / Joshua Attie	Robert Stevenson	Thierry Perrein / Jason Jones
Citigroup Global Markets	Macquarie Research	Wells Fargo
212.816.1383 / 212.816.1685	212.857.6168	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Chris Caton
Cowen and Company	Morgan Stanley
646.562.1380 / 646.562.1382	415.576.2637

John Perry / Vin Chao	Rich Moore / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.4912 / 212.250.6799	440.715.2646 / 440.715.2649

Michael Knott / Jed Reagan	Alexander Goldfarb / James Milam
Green Street Advisors	Sandler O’Neill & Partners
949.640.8780 / 949.640.8780	212.466.7937 / 212.466.8066

David Harris	John Guinee / Erin Aslakson
Imperial Capital	Stifel, Nicolaus & Company
212.351.9429	443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach	Ross Nussbaum
ISI Group	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2012

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
Selected Items:

Revenue	$470,904	$472,897	$445,227	$449,926	$449,703
Straight-line rent (1)	$21,605	$21,434	$21,929	$21,404	$23,075
Fair value lease revenue (1) (2)	$16,982	$17,440	$17,863	$19,756	$19,955
Revenue from residential units	$4,154	$3,793	$3,140	$2,440	$1,515
Company share of funds from operations from unconsolidated joint ventures	$30,633	$44,704	$34,842	$36,138	$36,960
Lease termination fees (included in revenue) (1)	$1,533	$16,258	$3,387	$7,168	$8,976
Ground rent expense (3)	$5,003	$5,023	$8,224	$4,897	$4,686
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$6,930	$6,820	$8,264	$9,815	$9,813
Capitalized interest	$10,131	$10,077	$11,201	$12,188	$13,004
Capitalized wages	$2,778	$3,309	$2,668	$2,856	$2,710
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	64.6%	66.1%	65.3%	66.3%	66.6%
Gains (losses) from early extinguishments of debt (5)	$(5,494)	$274	$767	$(1,494)	$—
Net income attributable to Boston Properties, Inc.	$57,769	$119,070	$64,632	$101,644	$70,542
Funds from operations (FFO) attributable to Boston Properties, Inc.	$176,126	$206,817	$166,943	$179,298	$190,274
FFO per share - diluted	$1.16	$1.37	$1.12	$1.21	$1.28
Net income attributable to Boston Properties, Inc. per share - basic	$0.38	$0.79	$0.44	$0.69	$0.48
Net income attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.79	$0.43	$0.69	$0.48
Dividends per common share	$0.55	$0.55	$0.55	$0.55	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$128,843	$174,910	$119,909	$103,460	$162,496

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.86	3.38	2.88	2.99	3.29
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.58	3.04	2.57	2.64	2.85
FFO Payout Ratio (8)	47.41%	40.15%	49.11%	45.45%	39.06%
FAD Payout Ratio (9)	72.15%	53.14%	76.91%	88.41%	51.17%

	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11

Capitalization:

Common Stock Price @ Quarter End	$110.61	$108.37	$104.99	$99.60	$89.10
Equity Value @ Quarter End	$18,893,986	$18,451,727	$17,738,690	$16,706,207	$14,944,654
Total Consolidated Debt	$8,650,858	$8,896,207	$7,960,626	$8,704,138	$7,950,363
Total Consolidated Market Capitalization	$27,544,844	$27,347,934	$25,699,316	$25,410,345	$22,895,017
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	31.41%	32.53%	30.98%	34.25%	34.73%

BXP’s Share of Joint Venture Debt	$1,442,631	$1,440,541	$1,436,587	$1,433,687	$1,532,963
Total Combined Debt	$10,093,489	$10,336,748	$9,397,213	$10,137,825	$9,483,326
Total Combined Market Capitalization (11)	$28,987,475	$28,788,475	$27,135,903	$26,844,032	$24,427,980
Total Combined Debt/Total Combined Market Capitalization (11) (12)	34.82%	35.91%	34.63%	37.77%	38.82%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. For the three months ended March 31, 2012, the straight-line ground rent expense also includes a one-time adjustment of approximately $3.2 million. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $13,122, $12,824, $12,124, $12,084 and $13,838 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(5)	During the three months ended September 30, 2012, the Company recognized losses from early extinguishments of debt aggregating approximately $5.5 million consisting of (1) approximately $5.2 million related to the redemption of the remaining $225.0 million aggregate principal amount of the Company’s Operating Partnership’s 6.25% senior notes due 2013 and (2) approximately $0.3 million related to the repayment of the Company’s Sumner Square mortgage loan.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Third Quarter 2012

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
ASSETS
Real estate	$13,165,836	$13,143,487	$12,937,143	$12,303,965	$12,031,660
Construction in progress (1)	937,475	732,734	870,006	818,685	899,302
Land held for future development	273,922	270,169	268,030	266,822	266,834
Less accumulated depreciation	(2,843,167)	(2,781,218)	(2,722,605)	(2,642,986)	(2,558,620)

Total real estate	11,534,066	11,365,172	11,352,574	10,746,486	10,639,176
Cash and cash equivalents	1,223,215	1,671,997	591,196	1,823,208	1,063,024
Cash held in escrows	32,253	31,381	30,697	40,332	36,759
Marketable securities	11,792	11,036	11,193	9,548	9,312
Tenant and other receivables, net	45,039	43,507	68,275	79,838	47,554
Related party notes receivable (2)	282,206	282,416	281,177	280,442	276,375
Interest receivable from related party notes receivable (2)	102,122	98,866	95,126	89,854	84,782
Accrued rental income, net	579,553	559,646	541,153	522,675	508,838
Deferred charges, net	534,898	504,475	500,957	445,403	441,700
Prepaid expenses and other assets	132,109	41,480	73,132	75,458	102,812
Investments in unconsolidated joint ventures	664,690	670,653	667,377	669,722	770,466

Total assets	$15,141,943	$15,280,629	$14,212,857	$14,782,966	$13,980,798

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,848,686	$2,877,125	$2,946,760	$3,123,267	$3,179,034
Unsecured senior notes, net of discount	4,639,217	4,863,413	3,865,369	3,865,186	3,016,986
Unsecured exchangeable senior notes, net of discount	1,162,955	1,155,669	1,148,497	1,715,685	1,754,343
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	193,492	163,496	165,441	155,139	143,694
Dividends and distributions payable	93,461	93,353	92,615	91,901	83,584
Accrued interest payable	98,601	61,947	97,997	69,105	89,555
Other liabilities	309,004	308,354	324,826	293,515	273,789

Total liabilities	9,345,416	9,523,357	8,641,505	9,313,798	8,540,985

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	110,876	51,537	51,537	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 150,856,237, 150,715,702, 149,384,341, 148,107,611 and 147,627,247 outstanding, respectively	1,509	1,507	1,494	1,481	1,476
Additional paid-in capital	5,194,569	5,184,710	5,050,547	4,936,457	4,916,440
Dividends in excess of earnings	(59,621)	(34,463)	(70,609)	(53,080)	(72,941)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(14,379)	(14,978)	(15,558)	(16,138)	(16,717)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,119,356	5,134,054	4,963,152	4,865,998	4,825,536

Noncontrolling interests:
Common units of the Operating Partnership	568,147	573,241	557,930	548,581	559,621
Property partnerships	(1,852)	(1,560)	(1,267)	(1,063)	(996)

Total equity	5,685,651	5,705,735	5,519,815	5,413,516	5,384,161

Total liabilities and equity	$15,141,943	$15,280,629	$14,212,857	$14,782,966	$13,980,798

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization.
(2)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) two loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $18.0 million, of which an aggregate net amount of approximately $12.2 million had been advanced as of September 30, 2012. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.

Boston Properties, Inc.

Third Quarter 2012

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
Revenue
Rental
Base Rent	$370,494	$372,285	$356,091	$356,418	$358,607
Recoveries from tenants	59,957	57,475	51,747	51,939	53,194
Parking and other	23,070	23,524	22,427	21,211	21,679

Total rental revenue	453,521	453,284	430,265	429,568	433,480
Hotel revenue	9,359	10,049	6,816	11,632	8,045
Development and management services	8,024	9,564	8,146	8,726	8,178

Total revenue	470,904	472,897	445,227	449,926	449,703

Expenses
Operating	95,389	92,213	89,212	87,205	89,189
Real estate taxes	73,550	69,640	67,234	65,479	64,587
Hotel operating	6,886	6,616	6,099	8,076	6,032
General and administrative (1) (2)	19,757	19,066	27,619	19,329	16,917
Transaction costs	1,140	8	2,104	80	474
Depreciation and amortization	111,360	111,643	108,940	108,318	108,674

Total expenses	308,082	299,186	301,208	288,487	285,873

Operating income	162,822	173,711	144,019	161,439	163,830
Other income (expense)
Income from unconsolidated joint ventures (3)	9,217	21,191	11,721	57,712	11,326
Interest and other income	4,001	2,382	1,646	1,179	1,252
Gains (losses) from investments in securities (1)	587	(186)	801	38	(860)
Interest expense	(105,030)	(99,901)	(103,237)	(103,308)	(95,117)
Gains (losses) from early extinguishments of debt (4)	(5,494)	274	767	(1,494)	—

Income from continuing operations	66,103	97,471	55,717	115,566	80,431
Discontinued operations
Income (loss) from discontinued operations (5) (6)	—	398	486	(123)	20
Gain on sale of real estate from discontinued operations (5)	—	36,877	—	—	—
Gain on forgiveness of debt from discontinued operations (6)	—	—	17,807	—	—

Net income	66,103	134,746	74,010	115,443	80,451
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnership	(458)	(457)	(546)	(440)	(86)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(874)	(765)	(801)	(842)	(832)
Noncontrolling interest - common units of the Operating Partnership (7)	(7,002)	(10,360)	(6,020)	(12,530)	(8,989)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (7)	—	(4,094)	(2,011)	13	(2)

Net income attributable to Boston Properties, Inc.	$57,769	$119,070	$64,632	$101,644	$70,542

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.38	$0.79	$0.44	$0.69	$0.48

Net income attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.79	$0.43	$0.69	$0.48

(1)	Gains (losses) from investments in securities includes $587, $(186), $801, $38 and $(860) and general and administrative expense includes $(597), $349, $(825), $(38) and $757 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million resulting from the resignation of the Company’s Chief Operating Officer.
(3)	For the three months ended September 30, 2012, income from unconsolidated joint ventures includes the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million. For the three months ended December 31, 2011, income from unconsolidated joint ventures includes the gain on sale of Two Grand Central Tower totaling approximately $46.2 million.
(4)	During the three months ended September 30, 2012, the Company recognized losses from early extinguishments of debt aggregating approximately $5.5 million consisting of (1) approximately $5.2 million related to the redemption of the remaining $225.0 million aggregate principal amount of the Company’s Operating Partnership’s 6.25% senior notes due 2013 and (2) approximately $0.3 million related to the repayment of the Company’s Sumner Square mortgage loan.
(5)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(6)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.
(7)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.48%, 10.54%, 10.67%, 10.77% and 11.02% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Third Quarter 2012

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11

Net income attributable to Boston Properties, Inc.	$57,769	$119,070	$64,632	$101,644	$70,542
Add:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	4,094	2,011	(13)	2
Noncontrolling interest - common units of the Operating Partnership	7,002	10,360	6,020	12,530	8,989
Noncontrolling interest - redeemable preferred units of the Operating Partnership	874	765	801	842	832
Noncontrolling interests in property partnerships	458	457	546	440	86

Less:
Income (loss) from discontinued operations	—	398	486	(123)	20
Gain on sale of real estate from discontinued operations	—	36,877	—	—	—
Gain on forgiveness of debt from discontinued operations	—	—	17,807	—	—

Income from continuing operations	66,103	97,471	55,717	115,566	80,431
Add:
Real estate depreciation and amortization (1)	132,693	135,030	132,490	133,415	134,777
Income (loss) from discontinued operations	—	398	486	(123)	20
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	248	—	—	46,166	—
Noncontrolling interests in property partnerships’ share of funds from operations	923	956	1,010	904	549
Noncontrolling interest - redeemable preferred units of the Operating Partnership	874	765	801	842	832

Funds from operations (FFO) attributable to the Operating Partnership	196,751	231,178	186,882	200,946	213,847
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	20,625	24,361	19,939	21,648	23,573

FFO attributable to Boston Properties, Inc. (3)	$176,126	$206,817	$166,943	$179,298	$190,274

FFO per share - basic	$1.17	$1.38	$1.13	$1.21	$1.29

Weighted average shares outstanding - basic	150,801	150,312	148,343	147,732	147,006

FFO per share - diluted	$1.16	$1.37	$1.12	$1.21	$1.28

Weighted average shares outstanding - diluted	153,310	152,047	150,140	149,435	149,083

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $111,360, $111,643, $108,940, $108,318 and $108,674, our share of unconsolidated joint venture real estate depreciation and amortization of $21,664, $23,513, $23,121, $24,592 and $25,633, and depreciation and amortization from discontinued operations of $0, $243, $797, $863 and $821, less corporate related depreciation of $331, $369, $368, $358 and $351 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(2)	For the three months ended September 30, 2012, consists of the gain on sale of the Value-Added Fund’s 300 Billerica Road property included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations. For the three months ended December 31, 2011, consists of the gain on sale of Two Grand Central Tower included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 was 89.52%, 89.46%, 89.33%, 89.23% and 88.98%, respectively.

Boston Properties, Inc.

Third Quarter 2012

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$196,751	168,461	$231,178	168,018	$186,882	166,060	$200,946	165,569	$213,847	165,219
Effect of Dilutive Securities
Convertible Preferred Units	764	1,327	765	1,353	801	1,394	842	1,461	832	1,461
Stock based compensation and exchangeable senior notes	—	1,182	—	382	—	403	—	242	—	616

Diluted FFO	$197,515	170,970	$231,943	169,753	$187,683	167,857	$201,788	167,272	$214,679	167,296

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	20,401	17,660	24,192	17,706	19,810	17,717	21,517	17,837	23,371	18,213

Company’s share of diluted FFO (1)	$177,114	153,310	$207,751	152,047	$167,873	150,140	$180,271	149,435	$191,308	149,083

FFO per share - basic	$1.17		$1.38		$1.13		$1.21		$1.29

FFO per share - diluted	$1.16		$1.37		$1.12		$1.21		$1.28

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 was 89.67%, 89.57%, 89.45%, 89.34% and 89.11%, respectively.

Boston Properties, Inc.

Third Quarter 2012

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
Basic FFO (see page 9)	$196,751	$231,178	$186,882	$200,946	$213,847
2nd generation tenant improvements and leasing commissions	(40,116)	(36,519)	(50,678)	(60,564)	(18,158)
Straight-line rent (1)	(21,605)	(21,434)	(21,929)	(21,404)	(23,075)
Recurring capital expenditures	(6,262)	(5,005)	(1,796)	(18,299)	(7,120)
Fair value interest adjustment (1)	1,335	1,292	202	(80)	(97)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	6,930	6,820	8,264	9,815	9,813
Fair value lease revenue (1) (2)	(16,982)	(17,440)	(17,863)	(19,756)	(19,955)
Hotel improvements, equipment upgrades and replacements	(305)	(190)	(187)	(799)	(1,239)
Straight-line ground rent expense adjustment (3)	1,838	1,838	5,032	1,788	1,687
Non real estate depreciation	331	369	368	358	351
Stock-based compensation (4)	6,746	6,755	11,358	5,970	5,937
Non-cash losses (gains) from early extinguishments of debt	196	(282)	(914)	1,494	—
Non-cash termination adjustment (including fair value lease amounts)	(154)	4,938	56	(573)	(335)
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	140	2,590	1,114	4,564	840

Funds available for distribution to common shareholders and common unitholders (FAD)	$128,843	$174,910	$119,909	$103,460	$162,496

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
Excluding Capitalized Interest
Income from continuing operations	$66,103	$97,471	$55,717	$115,566	$80,431
Interest expense	105,030	99,901	103,237	103,308	95,117
Depreciation and amortization expense	111,360	111,643	108,940	108,318	108,674
Depreciation and amortization expense from unconsolidated joint ventures	21,664	23,513	23,121	24,592	25,633
Gains on sales of real estate included within income from unconsolidated joint ventures	(248)	—	—	(46,166)	—
Interest expense - discontinued operations	—	—	222	659	660
Depreciation and amortization expense - discontinued operations	—	243	797	863	821
Income (loss) from discontinued operations	—	398	486	(123)	20
Non-cash losses (gains) from early extinguishments of debt	196	(282)	(914)	1,494	—
Non-cash termination adjustment (including fair value lease amounts)	(154)	4,938	56	(573)	(335)
Stock-based compensation	6,746	6,755	11,358	5,970	5,937
Straight-line ground rent expense adjustment (3)	1,838	1,838	5,032	1,788	1,687
Straight-line rent (1)	(21,605)	(21,434)	(21,929)	(21,404)	(23,075)
Fair value lease revenue (1) (2)	(16,982)	(17,440)	(17,863)	(19,756)	(19,955)

Subtotal	273,948	307,544	268,260	274,536	275,615
Divided by:

Adjusted interest expense (5) (6) (7)	95,943	91,027	93,107	91,929	83,678

Interest Coverage Ratio	2.86	3.38	2.88	2.99	3.29

Including Capitalized Interest
Income from continuing operations	$66,103	$97,471	$55,717	$115,566	$80,431
Interest expense	105,030	99,901	103,237	103,308	95,117
Depreciation and amortization expense	111,360	111,643	108,940	108,318	108,674
Depreciation and amortization expense from unconsolidated joint ventures	21,664	23,513	23,121	24,592	25,633
Gains on sales of real estate included within income from unconsolidated joint ventures	(248)	—	—	(46,166)	—
Interest expense - discontinued operations	—	—	222	659	660
Depreciation and amortization expense - discontinued operations	—	243	797	863	821
Loss from discontinued operations	—	398	486	(123)	20
Non-cash losses (gains) from early extinguishments of debt	196	(282)	(914)	1,494	—
Non-cash termination adjustment (including fair value lease amounts)	(154)	4,938	56	(573)	(335)
Stock-based compensation	6,746	6,755	11,358	5,970	5,937
Straight-line ground rent expense adjustment (3)	1,838	1,838	5,032	1,788	1,687
Straight-line rent (1)	(21,605)	(21,434)	(21,929)	(21,404)	(23,075)
Fair value lease revenue (1) (2)	(16,982)	(17,440)	(17,863)	(19,756)	(19,955)

Subtotal	273,948	307,544	268,260	274,536	275,615
Divided by:

Adjusted interest expense (5) (6) (7) (8)	106,074	101,104	104,308	104,117	96,682

Interest Coverage Ratio	2.58	3.04	2.57	2.64	2.85

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2012, stock-based compensation includes approximately $2.7 million resulting from the acceleration of vesting of the Company’s Chief Operating Officer’s stock-based compensation awards associated with his resignation.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $6,930, $6,820, $8,264, $9,815 and $9,813 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(6)	Excludes amortization of financing costs of $2,157, $2,054, $2,088, $2,223 and $2,286 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(7)	Includes interest expense from discontinued operations of $0, $0, $222, $659 and $660 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, and September 30, 2011, respectively.
(8)	Includes capitalized interest of $10,131, $10,077, $11,201, $12,188 and $13,004 for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

Boston Properties, Inc.

Third Quarter 2012

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal September 30, 2012
Mortgage Notes Payable	$2,830,574
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	4,650,000
Unsecured Exchangeable Senior Notes, at face value	1,197,500

Total Debt	8,678,074
Fair Value Adjustment on Mortgage Notes Payable	18,112
Discount on Unsecured Senior Notes	(10,783)
Discount on Unsecured Exchangeable Senior Notes	(2,012)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(32,533)

Total Consolidated Debt	$8,650,858

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/11/2012		11/10/2011		11/18/2010		4/19/2010		10/9/2009		5/22/2003		3/18/2003		Total/ Average
Original Principal Amount	$1,000,000		$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$4,650,000
Principal Amount at Quarter End	$1,000,000		$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$4,650,000
Yield (on issue date)	3.954%		3.853%		4.289%		5.708%		5.967%		5.194%		5.693%		4.74%
Coupon	3.850%		3.700%		4.125%		5.625%		5.875%		5.000%		5.625%		4.62%
Public Offering Price	99.779%		99.767%		99.260%		99.891%		99.931%		99.329%		99.898%		99.71%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A-(stable	)	A- (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	2/1/2023		11/15/2018		5/15/2021		11/15/2020		10/15/2019		6/1/2015		4/15/2015
Discount	$2,140		$1,755		$5,355		$617		$368		$445		$103		$10,783

Unsecured Senior Notes, net of discount	$997,860		$848,245		$844,645		$699,383		$699,632		$249,555		$299,897		$4,639,217

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	4/6/2006	Total/ Average
Original Principal Amount	$747,500	$450,000	$1,197,500
Principal Amount at Quarter End	$747,500	$450,000	$1,197,500
Yield (on issue date)	4.037%	3.787%	3.94%
GAAP Yield	6.555%	5.958%	6.33%
Coupon	3.625%	3.750%
Exchange Rate	8.5051	10.0066
Exchange Price	$134.77 (2)	$99.93
Diluted share impact for the current quarter	—	467	467
First Optional Redemption Date	N/A	5/18/2013
Maturity Date	2/15/2014	5/15/2036
Discount	$2,012	$—	$2,012
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$26,482	$6,051	$32,533

Unsecured Senior Exchangeable Notes	$719,006	$443,949	$1,162,955

Equity

(in thousands)

	Shares/Units Outstanding as of 09/30/2012	Common Stock Equivalents		Equivalent Value (3)
Common Stock	150,856	150,856	(4)	$16,686,182
Common Operating Partnership Units	18,101	18,101	(5)	$2,002,152
Series Two Preferred Operating Partnership Units	996	1,307		$144,576
Series Four Preferred Operating Partnership Units	1,222	—		$61,076	(6)

Total Equity		170,264		$18,893,986

Total Consolidated Debt				$8,650,858

Total Consolidated Market Capitalization				$27,544,844

BXP’s share of Joint Venture Debt				$1,442,631	(7)
Total Combined Debt (8)				$10,093,489

Total Combined Market Capitalization (9)				$28,987,475

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of September 30, 2012, the exchange price was $134.77 per share.
(3)	Values based on September 30, 2012 closing price of $110.61 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 6 below).
(4)	Includes 55 shares of restricted stock.
(5)	Includes 1,600 long-term incentive plan units, but excludes 800 unvested outperformance plan units.
(6)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million.
(7)	Excludes the Company’s share ($282,206) of partner loans made to unconsolidated joint ventures.
(8)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Third Quarter 2012

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of September 30, 2012

(in thousands)

	2012	2013	2014	2015	2016	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$2,984	$80,313	$87,757	$26,182	$397,629	$2,235,709	$2,830,574
Fair Value Adjustment	1,134	4,271	3,962	4,157	4,226	362	18,112

Mortgage Notes Payable	4,118	84,584	91,719	30,339	401,855	2,236,071	2,848,686

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (2)	745,488	—	—	—	1,195,488

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(7,043)	(23,052)	(2,438)	—	—	—	(32,533)

Unsecured Exchangeable Senior Notes	(7,043)	426,948	743,050	—	—	—	1,162,955

Unsecured Senior Notes, net of discount	—	—	—	549,452	—	4,089,765	4,639,217

Total Fixed Debt	$(2,925)	$511,532	$834,769	$579,791	$401,855	$6,325,836	$8,650,858

Total Consolidated Debt	$(2,925)	$511,532	$834,769	$579,791	$401,855	$6,325,836	$8,650,858

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	6.27%	5.90%	6.46%	5.48%	6.84%	4.84%	5.19%

Total GAAP Weighted Average Rate	6.27%	5.90%	6.46%	5.48%	6.84%	4.84%	5.19%

Total Stated Weighted Average Rate	6.64%	4.25%	4.02%	5.40%	6.83%	4.84%	4.86%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 09/30/2012	Letters of Credit	Remaining Capacity at 09/30/2012

$750,000	$—	$9,584	$740,416

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	67.07%	4.49%	5.06%	6.2	years
Secured Debt	32.93%	5.61%	5.45%	5.6	years

Total Consolidated Debt	100.00%	4.86%	5.19%	6.0	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.86%	5.19%	6.0	years

Total Consolidated Debt	100.00%	4.86%	5.19%	6.0	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.

Boston Properties, Inc.

Third Quarter 2012

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2012

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	—	2,747	11,321	11,870	12,447	686,615	725,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
Embarcadero Center Four	1,235	5,131	5,452	5,794	348,886	—	366,498
505 9th Street	557	2,306	2,441	2,585	2,737	113,596	124,222
New Dominion Technology Park, Building Two	—	—	63,000	—	—	—	63,000
140 Kendrick Street	293	47,889	—	—	—	—	48,182	(2)
New Dominion Technology Park, Building One	—	2,140	2,304	2,481	2,672	35,821	45,418
Kingstowne Two and Retail	417	1,730	1,837	1,950	29,277	—	35,211	(2)
Kingstowne One	168	17,062	—	—	—	—	17,230	(2)
University Place	314	1,308	1,402	1,502	1,610	9,177	15,313
680 Folsom Street	—	—	—	—	—	—	—	(3)

	2,984	80,313	87,757	26,182	397,629	2,235,709	2,830,574

Aggregate Fair Value Adjustments	1,134	4,271	3,962	4,157	4,226	362	18,112

	4,118	84,584	91,719	30,339	401,855	2,236,071	2,848,686

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (4)	745,488	—	—	—	1,195,488
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(7,043)	(23,052)	(2,438)	—	—	—	(32,533)

	(7,043)	426,948	743,050	—	—	—	1,162,955

Unsecured Senior Notes, net of discount	—	—	—	549,452	—	4,089,765	4,639,217
Unsecured Line of Credit	—	—	—	—	—	—	—	(5)

	$(2,925)	$511,532	$834,769	$579,791	$401,855	$6,325,836	$8,650,858

% of Total Consolidated Debt	-0.03%	5.91%	9.65%	6.70%	4.65%	73.12%	100.00%
Balloon Payments	—	$514,015	$808,488	$549,452	$372,532	$6,224,941	$8,469,428
Scheduled Amortization	$4,118	$20,569	$28,719	$30,339	$29,323	$100,895	$213,963

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	As of September 30, 2012, the Company has not drawn any amounts under its $170.0 million construction loan facility. Loan matures on May 30, 2015 and has two, one-year extension options, subject to certain conditions.
(4)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.
(5)	The Unsecured Line of Credit matures on June 24, 2014 and has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2012

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2012 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	September 30, 2012
Total Assets:
Capitalized Property Value (1)	$18,639,454	$19,040,319
Cash and Cash Equivalents	1,223,215	1,223,215
Investments in Marketable Securities	11,792	11,792
Undeveloped Land, at Cost (including Joint Venture %)	289,822	289,822
Development in Process, at Cost (including Joint Venture %)	1,052,875	1,052,875

Total Assets	$21,217,158	$21,618,023

Unencumbered Assets	$14,147,879	$14,399,755

Secured Debt (Fixed and Variable)(2)	$2,830,574	$2,830,574
Joint Venture Debt	1,442,631	1,442,631
Contingent Liabilities & Letters of Credit	12,891	12,891
Unsecured Debt (3)	5,847,500	5,847,500

Total Outstanding Debt	$10,133,596	$10,133,596

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$66,103	$66,103
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(9,217)	(9,217)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(587)	(587)
Add: Losses from Early Extinguishment of Debt (per Consolidated Income Statement)	5,494	5,494
Add: Interest Expense (per Consolidated Income Statement)	105,030	105,030
Add: Depreciation and Amortization (per Consolidated Income Statement)	111,360	111,360

EBITDA	278,183	278,183
Add: Company share of unconsolidated joint venture EBITDA	51,952	51,952

Consolidated EBITDA	$330,135	$330,135

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$105,030	$105,030
Add: Company share of unconsolidated joint venture interest expense	22,257	22,257
Less: Amortization of financing costs	(2,157)	(2,157)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$125,130	$125,130

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	47.8%	46.9%
Secured Debt/Total Assets	Less than 50%	20.1%	19.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.64	2.64
Unencumbered Assets/ Unsecured Debt	Greater than 150%	241.9%	246.3%

Unencumbered Consolidated EBITDA		$213,465	$213,465

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.89	2.89

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		64.7%	64.7%

# of unencumbered properties		123	123

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $18,112.
(3)	Excludes aggregate debt discount of $12,795 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $32,533.

Boston Properties, Inc.

Third Quarter 2012

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	424	1,763	1,874	1,991	2,116	112,245	120,413
Metropolitan Square (51%)	—	662	1,187	1,257	1,332	84,812	89,250
540 Madison Avenue (60%)	60	70,920	—	—	—	—	70,980	(2)
Market Square North (50%)	—	161	993	1,042	1,094	61,710	65,000
901 New York Avenue (25%)	189	782	823	37,590	—	—	39,384
Annapolis Junction (50%)	70	279	279	279	279	19,799	20,985	(3)
500 North Capitol Street, N.W. (30%)	—	—	22,490	—	—	—	22,490	(4)
Annapolis Junction Building Six (50%)	—	6,804	—	—	—	—	6,804	(4)

	743	81,371	27,646	42,159	4,821	1,242,166	1,398,906

Aggregate Fair Value Adjustments	1,822	7,186	7,087	7,612	8,177	6,529	38,413

	$2,565	$88,557	$34,733	$49,771	$12,998	$1,248,695	$1,437,319

GAAP Weighted Average Rate	5.57%	6.07%	3.11%	5.29%	5.54%	6.39%	6.27%

% of Total Debt	0.18%	6.16%	2.42%	3.46%	0.90%	86.87%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	3.59%	1.93%	2.39%	3.4	years
Fixed Rate Debt	96.41%	5.85%	6.41%	5.2	years

Total Debt	100.00%	5.71%	6.27%	5.2	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have a fair value adjustment which are aggregated below.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2012

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2012

	General Motors Building		125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (3)	Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W. (4)	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures

Investment (7)	$653,135	(8)	$118,192	$(38)	$71,146	$(11,065)	$9,481	$(1,843)	$49,771	$15,252	$10,432	$1,768	$916,231	$30,665		$946,896

Note Receivable	270,000	(8)	—	—	—	—	—	—	—	—	—	—	270,000	12,206	(9)	282,206

Net Equity (7)	$383,135		$118,192	$(38)	$71,146	$(11,065)	$9,481	$(1,843)	$49,771	$15,252	$10,432	$1,768	$646,231	$18,459		$664,690

Mortgage/Construction loans payable (7) (10)	$963,600		$120,413	$—	$70,980	$65,000	$89,250	$39,384	$—	$27,789	$—	$22,490	$1,398,906	$43,725		$1,442,631

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2012

	General Motors Building	125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (3)		Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W. (4)	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$59,999	$9,779	$(36)	$6,854	$5,552	$8,813	$8,680		$1,205	$4,647		$50	$—	$105,543	$5,237		$110,780
Straight-line rent	732	1,443	—	(153)	35	43	(53)		—	40		—	—	2,087	124		2,211
Fair value lease revenue	20,189	297	—	1,462	—	—	—		—	—		—	—	21,948	103		22,051
Termination Income	—	—	—	956	—	—	—		—	—		—	—	956	—		956

Total revenue	80,920	11,519	(36)	9,119	5,587	8,856	8,627		1,205	4,687		50	—	130,534	5,464		135,998

EXPENSES
Operating	23,028	3,580	—	2,961	2,320	3,298	3,126		788	1,647		73	—	40,821	1,557		42,378

NET OPERATING INCOME	57,892	7,939	(36)	6,158	3,267	5,558	5,501		417	3,040		(23)	—	89,713	3,907		93,620

Interest	26,739	3,092	—	1,955	1,597	2,541	2,073		—	239		—	—	38,236	844		39,080
Interest other - partner loans	17,088	—	—	—	—	—	—		—	—		—	—	17,088	353		17,441
Depreciation and amortization	25,087	2,863	—	2,762	801	1,919	1,383		1,375	1,353		—	—	37,543	1,748		39,291

SUBTOTAL	68,914	5,955	—	4,717	2,398	4,460	3,456		1,375	1,592		—	—	92,867	2,945		95,812

Gain on sale of real estate (11)	—	—	—	—	—	—	—		—	—		—	—	—	990		990

NET INCOME/(LOSS)	$(11,022)	$1,984	$(36)	$1,441	$869	$1,098	$2,045		$(958)	$1,448		$(23)	$—	$(3,154)	$1,952		$(1,202)

BXP’s share of net income/(loss)	$(6,613)	$1,190	$(22)	$865	$435	$560	$1,146	(12)	$(321)	$724	(12)	$(12)	$—	$(2,048)	$364	(6)(12)	$(1,683)
Basis differential (13)	—	214	—	94	—	—	—		—	—		—	—	308	91	(6)	399
Gain on sale of investment (11)	—	—	—	—	—	—	—		—	—		—	—	—	248		248
Elimination of inter-entity interest on partner loan	10,253	—	—	—	—	—	—		—	—		—	—	10,253	—		10,253

Income/(loss) from unconsolidated joint ventures	$3,640	$1,405	$(22)	$959	$435	$560	$1,146		$(321)	$724		$(12)	$—	$8,514	$703	(6)	$9,217

Gain on sale of investment (11)	—	—	—	—	—	—	—		—	—		—	—	—	(248)		(248)
BXP’s share of depreciation & amortization	15,052	1,476	—	1,384	401	979	650	(12)	460	676	(12)	—	—	21,078	586	(6)(12)	21,664

BXP’s share of Funds from Operations (FFO)	$18,692	$2,881	$(22)	$2,343	$836	$1,539	$1,796		$139	$1,400		$(12)	$—	$29,592	$1,041	(6)	$30,633

BXP’s share of net operating income/(loss)	$34,736	$4,736	$(22)	$3,516	$1,634	$2,835	$1,375		$139	$1,520		$(12)	$—	$50,457	$1,495	(6)	$51,952

(1)	The property was sold on October 25, 2011.
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(3)	Annapolis Junction includes two properties in service and two undeveloped land parcels.
(4)	Property is currently not in service (i.e., under construction or undeveloped land). 500 North Capitol Street, N.W. is currently under redevelopment.
(5)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(6)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(7)	Represents the Company’s share.
(8)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(9)	Represents two loans from the Company to the Value-Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on May 31, 2014 and November 22, 2014.
(10)	Excludes fair value adjustments.
(11)	On September 27, 2012, the Company’s Value-Added Fund completed the sale of its 300 Billerica Road property located in Chelmsford, Massachusetts for approximately $12.2 million, including the assumption by the buyer of $7.5 million of mortgage indebtedness. Net cash proceeds totaled approximately $4.3 million, of which the Company’s share was approximately $2.8 million, after the payment of transaction costs. The Company’s share of the net proceeds included approximately $2.4 million resulting from the Value-Added Fund’s repayment of a loan from the Company’s Operating Partnership. The Value-Added Fund recognized a gain on sale of real estate totaling approximately $1.0 million, of which the Company’s share totaled approximately $0.2 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.
(12)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(13)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Boston Properties, Inc.

Third Quarter 2012

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)

Mountain View Research Park, Mountain View, CA	16	602,199	89.2%	$31.42	$35,821	(3)
Mountain View Technology Park, Mountain View, CA	7	135,279	100.0%	23.78	7,904	(4)

Total	23	737,478	91.2%	$29.88	$43,725

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2012

Value-Added Fund
REVENUE
Rental	$5,237
Straight-line rent	124
Fair value lease revenue	103

Total revenue	5,464

EXPENSES
Operating	1,557

SUBTOTAL	3,907

Interest	844
Interest other - partner loans	353
Depreciation and amortization	1,748

SUBTOTAL	2,945

Gain on sale of real estate (5)	990

NET INCOME	$1,952

BXP’s share of net income	$364
Basis differential (6)	91
Gain on sale of investment (5)	248

Income from Value-Added Fund	$703
Gain on sale of investment (5)	(248)
BXP’s share of depreciation & amortization	586

BXP’s share of Funds from Operations (FFO)	$1,041

The Company’s Equity in the Value-Added Fund	$18,459

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a variable rate of LIBOR plus 2.00% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $8.3 million is outstanding through September 30, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $3.9 million is outstanding through September 30, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(5)	On September 27, 2012, the Company’s Value-Added Fund completed the sale of its 300 Billerica Road property located in Chelmsford, Massachusetts for approximately $12.2 million, including the assumption by the buyer of $7.5 million of mortgage indebtedness. Net cash proceeds totaled approximately $4.3 million, of which the Company’s share was approximately $2.8 million, after the payment of transaction costs. The Company’s share of the net proceeds included approximately $2.4 million resulting from the Value-Added Fund’s repayment of a loan from the Company’s Operating Partnership. The Value-Added Fund recognized a gain on sale of real estate totaling approximately $1.0 million, of which the Company’s share totaled approximately $0.2 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Third Quarter 2012

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2012 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,150,569		28.6%	392,530	1.1%	13,543,099		34.0%	0.2%	0.7%	30.6%
New York	8,675,658	(5)	36.1%	—	—	8,675,658	(5)	21.7%	—	—	36.1%
Princeton	2,457,992		2.3%	—	—	2,457,992		6.2%	—	—	2.3%
San Francisco	5,122,310		9.6%	29,620	0.0%	5,151,930		12.9%	—	—	9.6%
Washington, DC	9,310,687	(6)	19.8%	756,325	1.0%	10,067,012	(6)	25.2%	0.6%	—	21.4%

	38,717,216		96.4%	1,178,475	2.1%	39,895,691		100.0%	0.8%	0.7%	100.0%

% of Total	97.0%			3.0%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	25.4%	5.2%	30.6%
New York	36.1%	—	36.1%
Princeton	—	2.3%	2.3%
San Francisco	7.8%	1.8%	9.6%
Washington, DC	9.9%	11.5%	21.4%

Total	79.2%	20.8%	100.0%

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	44,703	15,154,232

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)
Cambridge Center Marriott, Cambridge, MA	433	334,660

Total Hotel Properties	433	334,660

Residential Properties

Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,050	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	87,207	(9)

Total Residential Properties	421	410,257

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,900,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,814,921 square feet at the General Motors Building, 585,316 square feet at 125 West 55th Street and 290,760 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,890 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Not included in Same Property analysis. Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 57% occupied.

Boston Properties, Inc.

Third Quarter 2012

In-Service Property Listing

as of September 30, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,721,633	97.4%	$52.68	Y	CBD
(2) 100 Federal Street	CBD Boston MA	1	1,264,420	93.4%	47.37	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.0%	50.41	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,975	95.9%	58.88	N	CBD
(2) Atlantic Wharf Office	CBD Boston MA	1	797,877	92.9%	62.35	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.51	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	500,914	99.4%	76.96	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.57	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	94.8%	46.79	N	CBD
Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	41.16	N	CBD
Four Cambridge Center	East Cambridge MA	1	200,567	100.0%	44.61	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	49.65	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.47	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.73	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	53.25	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	40.60	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,334	64.6%	32.61	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	80.3%	32.50	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.34	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.42	Y	S
230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	69.8%	33.48	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	40.90	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.88	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	85.4%	34.78	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	47.72	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	95.1%	31.31	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	77.6%	24.01	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.52	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	60.9%	26.63	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.34	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	36.16	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	0.0%	—	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	87.6%	26.35	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.72	N	S
181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	30.85	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	33.40	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	72.8%	21.90	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.39	N	S

		46	13,150,569	91.5%	$45.90

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$87.01	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.78	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$72.96

	Total Boston:	50	13,543,099	91.1%	$46.56

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2012

In-Service Property Listing (continued)

as of September 30, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	97.9%	$84.73	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.0%	86.55	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,708,249	94.0%	80.73	N	CBD
Times Square Tower	Times Square NY	1	1,245,818	98.7%	69.61	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,814,921	95.2%	125.07	Y	CBD
(2) 510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	54.6%	108.74	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	290,760	84.4%	103.32	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	585,316	93.4%	70.25	Y	CBD

	Total New York:	8	8,675,658	94.2%	$90.70

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$30.16	N	S
104 Carnegie Center	Princeton NJ	1	102,886	87.9%	32.16	N	S
105 Carnegie Center	Princeton NJ	1	69,955	100.0%	29.50	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.06	N	S
202 Carnegie Center	Princeton NJ	1	130,582	100.0%	34.59	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.16	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.87	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.51	N	S
212 Carnegie Center	Princeton NJ	1	150,395	57.5%	35.05	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.22	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	36.71	N	S
502 Carnegie Center	Princeton NJ	1	122,460	76.1%	35.59	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.77	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	32.08	N	S
508 Carnegie Center	Princeton NJ	1	128,684	23.7%	32.61	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.73	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.54	N	S

		16	2,043,344	83.4%	$33.36

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$33.73	N	S

		1	414,648	47.2%	$33.73

	Total Princeton:	17	2,457,992	77.3%	$33.40

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,594	96.6%	$44.93	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.7%	51.52	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	98.7%	44.09	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,850	91.3%	53.80	Y	CBD

		4	3,325,298	95.8%	$48.65

611 Gateway	South San Francisco CA	1	257,664	81.0%	$34.45	N	S
601 and 651 Gateway	South San Francisco CA	2	506,271	97.6%	34.60	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	37.04	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	14.71	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	14.70	N	S
(2) 2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	48.39	N	S

		14	1,797,012	78.1%	$30.29

Office/Technical
(2) 453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$17.53	N	S

		1	29,620	100.0%	$17.53

	Total San Francisco:	19	5,151,930	89.7%	$42.84

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2012

In-Service Property Listing (continued)

as of September 30, 2012

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,033	89.7%	$52.66	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.22	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	97.8%	54.27	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.70	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	409,890	83.7%	59.94	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	67.26	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	61.74	Y	CBD
(3)	601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
(2)	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	94.5%	73.27	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	51.27	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.98	N	CBD
	Sumner Square	CBD Washington DC	1	208,892	100.0%	46.06	N	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	95.4%	144.77	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	90.0%	36.56	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,906	67.9%	36.41	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	50.11	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	52.09	N	S
	Kingstowne One	Fairfax County VA	1	151,195	83.5%	37.91	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	39.84	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.19	Y	S
	One Freedom Square	Fairfax County VA	1	432,597	81.5%	43.96	N	S
	Two Freedom Square	Fairfax County VA	1	421,142	100.0%	44.43	N	S
	One Reston Overlook	Fairfax County VA	1	319,541	100.0%	33.10	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	33.21	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	39.62	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.40	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.16	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	36.36	N	S
	South of Market	Fairfax County VA	3	647,670	100.0%	48.77	N	S
(2)	One Patriots Park (formerly 12310 Sunrise Valley)	Fairfax County VA	1	267,531	100.0%	33.50	N	S
	Three Patriots Park (formerly 12290 Sunrise Valley)	Fairfax County VA	1	182,424	0.0%	—	N	S

			35	9,310,687	94.1%	$49.49

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.29	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.26	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.49	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.48	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.45	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.47	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.02	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.49	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.44	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.25	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	21.06	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.08	N	S

			12	756,325	97.8%	$20.12

	Total Washington, DC:		47	10,067,012	94.4%	$47.21

	Total In-Service Properties:		141	39,895,691	91.6%	$55.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2012

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio

1	US Government	2,181,407	(1)	5.47%
2	Citibank	1,018,432	(2)	2.55%
3	Bank of America	875,718	(3)	2.20%
4	Wellington Management	707,568		1.77%
5	Kirkland & Ellis	639,683	(4)	1.60%
6	Biogen Idec	577,021		1.45%
7	Genentech	568,097		1.42%
8	Ropes & Gray	528,931		1.33%
9	O’Melveny & Myers	504,902		1.27%
10	Weil Gotshal Manges	490,065	(5)	1.23%
11	Shearman & Sterling	472,808		1.19%
12	Manufactures Investment (ManuLife)	442,567		1.11%
13	State Street Bank and Trust	408,552		1.02%
14	Microsoft	387,753		0.97%
15	Parametric Technology	380,987		0.95%
16	Finnegan Henderson Farabow	362,405	(6)	0.91%
17	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.88%
18	Lockheed Martin	316,918		0.79%
19	Mass Financial Services	301,668		0.76%
20	Bingham McCutchen	301,385		0.76%

	Total % of Portfolio Square Feet			29.62%
	Total % of Portfolio Revenue			31.82%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	331,000
Defense Intelligence Agency (US Government)	Two Patriots Park	256,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000
Biogen Idec	Seventeen Cambridge Center	195,000
McDermott Will & Emery	500 North Capitol Street, N.W.	173,000	(8)

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	All space is in a property in which Boston Properties has a 30% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	506,128		$24,610,939	$48.63	$24,661,745	$48.73	1.37%
2013	1,431,372		54,817,315	38.30	55,314,404	38.64	3.88%
2014	3,276,257		146,854,340	44.82	155,047,178	47.32	8.87%
2015	2,831,317		140,566,903	49.65	145,636,863	51.44	7.67%
2016	2,781,379		125,818,608	45.24	130,137,512	46.79	7.53%
2017	3,728,805		235,282,161	63.10	246,818,868	66.19	10.10%
2018	1,023,269		68,496,079	66.94	73,752,757	72.08	2.77%
2019	3,197,826	(4)	181,361,308	56.71	194,866,028	60.94	8.66%
2020	3,146,633		189,708,672	60.29	208,109,110	66.14	8.52%
2021	2,310,037		130,901,255	56.67	155,826,586	67.46	6.26%
Thereafter	9,287,135		537,548,872	57.88	627,647,814	67.58	25.16%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11

Boston	96.9%	95.0%	82.3%	82.9%	91.5%	89.6%
New York	94.2%	96.5%	n/a	n/a	94.2%	96.5%
Princeton	n/a	n/a	77.3%	76.5%	77.3%	76.5%
San Francisco	95.6%	90.7%	76.8%	78.5%	89.6%	87.0%
Washington, DC	96.1%	95.9%	92.4%	94.2%	94.1%	95.0%

Total Portfolio	95.6%	95.1%	84.4%	85.4%	91.6%	91.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 58,340 square feet of leased premises in properties under development.
(5)	Includes approximately 1,900,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	55,450	$1,065,747	$19.22	$1,065,747	$19.22	4.71%
2013	105,818	2,172,321	20.53	2,189,715	20.69	8.98%
2014	305,532	6,180,876	20.23	6,304,759	20.64	25.93%
2015	177,374	4,244,262	23.93	4,304,672	24.27	15.05%
2016	258,932	20,423,466	78.88	20,495,778	79.16	21.97%
2017	13,408	262,836	19.60	289,340	21.58	1.14%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	79,971	1,281,270	16.02	1,281,270	16.02	6.79%
2021	57,321	1,000,494	17.45	1,000,494	17.45	4.86%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11

Boston	100.0%	100.0%	0.0%	64.8%	76.0%	77.4%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	100.0%	n/a	100.0%	n/a
Washington, DC	n/a	n/a	97.8%	100.0%	97.8%	100.0%

Total Portfolio	100.0%	100.0%	87.4%	85.4%	90.6%	88.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	36,191	$1,374,575	$37.98	$1,423,364	$39.33	2.01%
2013	81,767	8,096,823	99.02	8,021,592	98.10	4.55%
2014	61,246	6,058,256	98.92	6,128,328	100.06	3.41%
2015	98,905	10,691,952	108.10	10,816,749	109.37	5.50%
2016	179,160	27,690,835	154.56	28,438,975	158.74	9.97%
2017	166,957	22,734,669	136.17	23,114,841	138.45	9.29%
2018	231,475	10,658,453	46.05	11,098,482	47.95	12.88%
2019	55,478	4,287,898	77.29	4,693,909	84.61	3.09%
2020	128,692	5,614,565	43.63	8,129,915	63.17	7.16%
2021	115,835	7,009,830	60.52	8,145,043	70.32	6.44%
Thereafter	642,092	40,276,446	62.73	51,030,778	79.48	35.72%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2012

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	597,769		$27,051,261	$45.25	$27,150,856	$45.42	1.50%
2013	1,618,957		65,086,459	40.20	65,525,711	40.47	4.06%
2014	3,643,035		159,093,472	43.67	167,480,266	45.97	9.13%
2015	3,107,596		155,503,117	50.04	160,758,283	51.73	7.79%
2016	3,219,471		173,932,909	54.03	179,072,265	55.62	8.07%
2017	3,909,170		258,279,666	66.07	270,223,049	69.13	9.80%
2018	1,254,744		79,154,532	63.08	84,851,239	67.62	3.15%
2019	3,253,304	(4)	185,649,206	57.06	199,559,937	61.34	8.15%
2020	3,355,296		196,604,507	58.60	217,520,295	64.83	8.41%
2021	2,483,193		138,911,578	55.94	164,972,123	66.44	6.22%
Thereafter	9,929,227		577,825,318	58.19	678,678,592	68.35	24.89%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11

Boston	97.0%	95.2%	80.7%	81.2%	91.1%	88.8%
New York	94.2%	96.5%	n/a	n/a	94.2%	96.5%
Princeton	n/a	n/a	77.3%	76.5%	77.3%	76.5%
San Francisco	95.6%	90.7%	77.2%	78.5%	89.7%	87.0%
Washington, DC	96.1%	95.9%	93.1%	95.0%	94.4%	95.4%

Total Portfolio	95.7%	95.2%	84.5%	85.4%	91.6%	91.3%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 58,340 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	186,238	$6,837,875	$36.72	$6,837,875	$36.72	—	$—	$—	$—	$—
2013	494,829	19,736,168	39.88	19,745,081	39.90	—	—	—	—	—
2014	1,031,077	41,931,868	40.67	42,188,293	40.92	67,362	1,669,479	24.78	1,669,479	24.78
2015	1,209,485	52,201,088	43.16	53,612,172	44.33	—	—	—	—	—
2016	901,926	34,942,887	38.74	36,313,403	40.26	225,532	19,703,892	87.37	19,703,892	87.37
2017	699,678	28,232,241	40.35	29,381,534	41.99	—	—	—	—	—
2018	263,824	12,369,904	46.89	13,326,114	50.51	—	—	—	—	—
2019	961,100	42,228,792	43.94	45,318,402	47.15	—	—	—	—	—
2020	226,087	10,681,919	47.25	11,339,201	50.15	—	—	—	—	—
2021	675,974	24,214,993	35.82	25,757,602	38.10	—	—	—	—	—
Thereafter	4,440,349	221,664,070	49.92	260,485,006	58.66	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	4,193	$605,498	$144.41	$647,499	$154.42	190,431	$7,443,373	$39.09	$7,485,374	$39.31
2013	32,751	5,137,539	156.87	5,053,339	154.30	527,580	24,873,707	47.15	24,798,420	47.00
2014	23,259	3,081,491	132.49	3,083,329	132.57	1,121,698	46,682,838	41.62	46,941,101	41.85
2015	32,319	4,911,905	151.98	4,939,140	152.82	1,241,804	57,112,994	45.99	58,551,312	47.15
2016	17,313	2,267,529	130.97	2,304,923	133.13	1,144,771	56,914,308	49.72	58,322,219	50.95	(4)
2017	46,952	2,951,310	62.86	3,006,042	64.02	746,630	31,183,551	41.77	32,387,576	43.38
2018	173,845	7,571,637	43.55	7,736,502	44.50	437,669	19,941,540	45.56	21,062,615	48.12
2019	16,026	2,255,095	140.71	2,435,478	151.97	977,126	44,483,887	45.53	47,753,880	48.87
2020	92,818	3,809,128	41.04	6,068,294	65.38	318,905	14,491,047	45.44	17,407,495	54.59
2021	37,719	2,328,616	61.74	2,632,042	69.78	713,693	26,543,609	37.19	28,389,644	39.78
Thereafter	327,432	15,659,370	47.82	17,501,800	53.45	4,767,781	237,323,440	49.78	277,986,806	58.31

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.29 per square foot and $41.83 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	2,630	71,216	27.08	71,216	27.08	(4)	—	—	—	—	—
Q4 2012	183,608	6,766,659	36.85	6,766,659	36.85		—	—	—	—	—

Total 2012	186,238	$6,837,875	$36.72	$6,837,875	$36.72		—	$—	$—	$—	$—

Q1 2013	105,792	$3,076,209	$29.08	$3,076,209	$29.08		—	$—	$—	$—	$—
Q2 2013	183,255	7,963,833	43.46	7,947,859	43.37		—	—	—	—	—
Q3 2013	110,634	4,354,803	39.36	4,366,477	39.47		—	—	—	—	—
Q4 2013	95,148	4,341,323	45.63	4,354,536	45.77		—	—	—	—	—

Total 2013	494,829	$19,736,168	$39.88	$19,745,081	$39.90		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		2,630	71,216	27.08	71,216	27.08	(4)
Q4 2012	4,193	605,498	144.41	647,499	154.42		187,801	7,372,157	39.26	7,414,158	39.48

Total 2012	4,193	$605,498	$144.41	$647,499	$154.42		190,431	$7,443,373	$39.09	$7,485,374	$39.31

Q1 2013	14,366	$2,423,770	$168.72	$2,380,870	$165.73		120,158	$5,499,979	$45.77	$5,457,079	$45.42
Q2 2013	5,491	487,844	88.84	462,944	84.31		188,746	8,451,677	44.78	8,410,803	44.56
Q3 2013	56	334,120	5,966.43	317,920	5,677.14		110,690	4,688,923	42.36	4,684,397	42.32
Q4 2013	12,838	1,891,805	147.36	1,891,605	147.34		107,986	6,233,128	57.72	6,246,141	57.84

Total 2013	32,751	$5,137,539	$156.87	$5,053,339	$154.30		527,580	$24,873,707	$47.15	$24,798,420	$47.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2012.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	73,376	$6,720,126	$91.58	$6,720,126	$91.58	—	$—	$—	$—	$—
2013	44,310	3,813,966	86.07	3,813,966	86.07	—	—	—	—	—
2014	185,844	21,391,832	115.11	21,763,434	117.11	—	—	—	—	—
2015	221,038	23,079,545	104.41	23,050,486	104.28	—	—	—	—	—
2016	227,501	21,464,598	94.35	21,832,351	95.97	—	—	—	—	—
2017	1,412,644	130,548,872	92.41	136,609,613	96.70	—	—	—	—	—
2018	268,049	31,503,784	117.53	32,782,073	122.30	—	—	—	—	—
2019	1,012,279	84,468,321	83.44	89,904,881	88.81	—	—	—	—	—
2020	1,342,413	102,192,628	76.13	111,331,685	82.93	—	—	—	—	—
2021	496,333	50,418,486	101.58	62,628,252	126.18	—	—	—	—	—
Thereafter	2,536,577	201,393,629	79.40	229,708,309	90.56	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	1,312	$127,622	$97.27	$128,410	$97.87	74,688	$6,847,748	$91.68	$6,848,536	$91.70
2013	1,682	182,508	108.51	187,195	111.29	45,992	3,996,474	86.89	4,001,161	87.00
2014	11,868	1,494,414	125.92	1,531,608	129.05	197,712	22,886,246	115.76	23,295,042	117.82
2015	3,000	2,347,146	782.38	2,347,146	782.38	224,038	25,426,691	113.49	25,397,632	113.36
2016	98,808	22,332,603	226.02	22,960,521	232.38	326,309	43,797,201	134.22	44,792,872	137.27
2017	78,027	17,562,508	225.08	17,760,231	227.62	1,490,671	148,111,380	99.36	154,369,844	103.56
2018	—	—	—	—	—	268,049	31,503,784	117.53	32,782,073	122.30
2019	3,877	375,843	96.94	443,232	114.32	1,016,156	84,844,164	83.50	90,348,112	88.91
2020	4,928	445,548	90.41	560,225	113.68	1,347,341	102,638,176	76.18	111,891,910	83.05
2021	2,056	242,335	117.87	309,720	150.64	498,389	50,660,821	101.65	62,937,971	126.28
Thereafter	116,505	16,216,884	139.19	22,139,887	190.03	2,653,082	217,610,513	82.02	251,848,196	94.93

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	51,950	4,859,748	93.55	4,859,748	93.55	(4)	—	—	—	—	—
Q4 2012	21,426	1,860,378	86.83	1,860,378	86.83		—	—	—	—	—

Total 2012	73,376	$6,720,126	$91.58	$6,720,126	$91.58		—	$—	$—	$—	$—

Q1 2013	4,200	$397,688	$94.69	$397,688	$94.69		—	$—	$—	$—	$—
Q2 2013	12,202	1,111,332	91.08	1,111,332	91.08		—	—	—	—	—
Q3 2013	17,809	1,487,936	83.55	1,487,936	83.55		—	—	—	—	—
Q4 2013	10,099	817,010	80.90	817,010	80.90		—	—	—	—	—

Total 2013	44,310	$3,813,966	$86.07	$3,813,966	$86.07		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		51,950	4,859,748	93.55	4,859,748	93.55	(4)
Q4 2012	1,312	127,622	97.27	128,410	97.87		22,738	1,988,000	87.43	1,988,788	87.47

Total 2012	1,312	$127,622	$97.27	$128,410	$97.87		74,688	$6,847,748	$91.68	$6,848,536	$91.70

Q1 2013	—	$—	$—	$—	$—		4,200	$397,688	$94.69	$397,688	$94.69
Q2 2013	—	—	—	—	—		12,202	1,111,332	91.08	1,111,332	91.08
Q3 2013	—	—	—	—	—		17,809	1,487,936	83.55	1,487,936	83.55
Q4 2013	1,682	182,508	108.51	187,195	111.29		11,781	999,518	84.84	1,004,205	85.24

Total 2013	1,682	$182,508	$108.51	$187,195	$111.29		45,992	$3,996,474	$86.89	$4,001,161	$87.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2012.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	17,498	$662,462	$37.86	$713,268	$40.76	—	$—	$—	$—	$—
2013	227,642	7,595,179	33.36	7,630,732	33.52	—	—	—	—	—
2014	663,182	22,521,114	33.96	22,660,616	34.17	—	—	—	—	—
2015	186,898	6,228,406	33.33	6,379,881	34.14	—	—	—	—	—
2016	94,202	3,201,093	33.98	3,271,319	34.73	—	—	—	—	—
2017	193,277	6,536,057	33.82	6,819,479	35.28	—	—	—	—	—
2018	33,599	1,056,575	31.45	1,154,104	34.35	—	—	—	—	—
2019	204,737	6,933,648	33.87	7,065,058	34.51	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	198,694	6,907,167	34.76	7,666,948	38.59	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—	17,498	$662,462	$37.86	$713,268	$40.76
2013	—	—	—	—	—	227,642	7,595,179	33.36	7,630,732	33.52
2014	—	—	—	—	—	663,182	22,521,114	33.96	22,660,616	34.17
2015	—	—	—	—	—	186,898	6,228,406	33.33	6,379,881	34.14
2016	—	—	—	—	—	94,202	3,201,093	33.98	3,271,319	34.73
2017	—	—	—	—	—	193,277	6,536,057	33.82	6,819,479	35.28
2018	—	—	—	—	—	33,599	1,056,575	31.45	1,154,104	34.35
2019	—	—	—	—	—	204,737	6,933,648	33.87	7,065,058	34.51
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,782,783	30.67	1,970,548	33.90
Thereafter	—	—	—	—	—	198,694	6,907,167	34.76	7,666,948	38.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	9,458	396,907	41.97	396,907	41.97	(4)	—	—	—	—	—
Q4 2012	8,040	265,555	33.03	316,361	39.35		—	—	—	—	—

Total 2012	17,498	$662,462	$37.86	$713,268	$40.76		—	$—	$—	$—	$—

Q1 2013	66,691	$2,531,838	$37.96	$2,531,838	$37.96		—	$—	$—	$—	$—
Q2 2013	52,601	1,596,550	30.35	1,621,532	30.83		—	—	—	—	—
Q3 2013	7,607	242,684	31.90	242,684	31.90		—	—	—	—	—
Q4 2013	100,743	3,224,106	32.00	3,234,678	32.11		—	—	—	—	—

Total 2013	227,642	$7,595,179	$33.36	$7,630,732	$33.52		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		9,458	396,907	41.97	396,907	41.97	(4)
Q4 2012	—	—	—	—	—		8,040	265,555	33.03	316,361	39.35

Total 2012	—	$—	$—	$—	$—		17,498	$662,462	$37.86	$713,268	$40.76

Q1 2013	—	$—	$—	$—	$—		66,691	$2,531,838	$37.96	$2,531,838	$37.96
Q2 2013	—	—	—	—	—		52,601	1,596,550	30.35	1,621,532	30.83
Q3 2013	—	—	—	—	—		7,607	242,684	31.90	242,684	31.90
Q4 2013	—	—	—	—	—		100,743	3,224,106	32.00	3,234,678	32.11

Total 2013	—	$—	$—	$—	$—		227,642	$7,595,179	$33.36	$7,630,732	$33.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2012.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	61,490	$2,906,031	$47.26	$2,906,031	$47.26	3,400	$62,904	$18.50	$62,904	$18.50
2013	509,754	13,252,882	26.00	13,461,421	26.41	4,920	97,212	19.76	97,212	19.76
2014	516,816	21,941,010	42.45	22,405,068	43.35	10,150	163,068	16.07	178,267	17.56
2015	522,537	21,163,392	40.50	22,156,417	42.40	11,150	196,082	17.59	210,483	18.88
2016	1,090,483	46,846,038	42.96	47,678,230	43.72	—	—	—	—	—
2017	504,649	19,930,982	39.49	21,533,800	42.67	—	—	—	—	—
2018	82,979	5,022,521	60.53	5,466,575	65.88	—	—	—	—	—
2019	97,694	4,358,765	44.62	4,795,614	49.09	—	—	—	—	—
2020	469,990	27,253,050	57.99	29,127,211	61.97	—	—	—	—	—
2021	135,592	6,041,931	44.56	7,016,886	51.75	—	—	—	—	—
Thereafter	324,997	15,749,868	48.46	18,019,655	55.45	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	30,686	$641,455	$20.90	$647,455	$21.10	95,576	$3,610,390	$37.78	$3,616,390	$37.84
2013	39,135	2,347,293	59.98	2,351,576	60.09	553,809	15,697,387	28.34	15,910,208	28.73
2014	14,066	815,733	57.99	823,159	58.52	541,032	22,919,811	42.36	23,406,494	43.26
2015	34,639	1,959,022	56.56	1,996,976	57.65	568,326	23,318,496	41.03	24,363,876	42.87
2016	36,763	1,756,669	47.78	1,797,819	48.90	1,127,246	48,602,708	43.12	49,476,049	43.89
2017	15,277	947,869	62.05	1,015,653	66.48	519,926	20,878,851	40.16	22,549,452	43.37
2018	16,919	854,944	50.53	903,536	53.40	99,898	5,877,464	58.83	6,370,111	63.77
2019	5,642	310,404	55.02	346,965	61.50	103,336	4,669,169	45.18	5,142,578	49.77
2020	13,451	470,453	34.98	509,112	37.85	483,441	27,723,504	57.35	29,636,323	61.30
2021	15,458	903,576	58.45	984,740	63.70	151,050	6,945,507	45.98	8,001,627	52.97
Thereafter	18,009	826,522	45.89	909,709	50.51	343,006	16,576,389	48.33	18,929,364	55.19

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	21,903	993,593	45.36	993,593	45.36	(4)	—	—	—	—	—
Q4 2012	39,587	1,912,439	48.31	1,912,439	48.31		3,400	62,904	18.50	62,904	18.50

Total 2012	61,490	$2,906,031	$47.26	$2,906,031	$47.26		3,400	$62,904	$18.50	$62,904	$18.50

Q1 2013	46,008	$2,049,486	$44.55	$2,051,895	$44.60		—	$—	$—	$—	$—
Q2 2013	25,392	861,051	33.91	880,226	34.67		—	—	—	—	—
Q3 2013	39,722	981,944	24.72	990,778	24.94		4,920	97,212	19.76	97,212	19.76
Q4 2013	398,632	9,360,402	23.48	9,538,522	23.93		—	—	—	—	—

Total 2013	509,754	$13,252,882	$26.00	$13,461,421	$26.41		4,920	$97,212	$19.76	$97,212	$19.76

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		21,903	993,593	45.36	993,593	45.36	(4)
Q4 2012	30,686	641,455	20.90	647,455	21.10		73,673	2,616,798	35.52	2,622,798	35.60

Total 2012	30,686	$641,455	$20.90	$647,455	$21.10		95,576	$3,610,390	$37.78	$3,616,390	$37.84

Q1 2013	16,247	$911,015	$56.07	$911,015	$56.07		62,255	$2,960,501	$47.55	$2,962,910	$47.59
Q2 2013	445	48,443	108.86	48,443	108.86		25,837	909,494	35.20	928,669	35.94
Q3 2013	13,056	732,031	56.07	732,031	56.07		57,698	1,811,186	31.39	1,820,020	31.54
Q4 2013	9,387	655,805	69.86	660,087	70.32		408,019	10,016,206	24.55	10,198,610	25.00

Total 2013	39,135	$2,347,293	$59.98	$2,351,576	$60.09		553,809	$15,697,387	$28.34	$15,910,208	$28.73

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2012.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	167,526	$7,484,444	$44.68	$7,484,444	$44.68		52,050	$1,002,843	$19.27	$1,002,843	$19.27
2013	154,837	10,419,121	67.29	10,663,204	68.87	(4)	100,898	2,075,109	20.57	2,092,503	20.74
2014	879,338	39,068,516	44.43	46,029,768	52.35	(4)	228,020	4,348,329	19.07	4,457,013	19.55
2015	691,359	37,894,471	54.81	40,437,907	58.49	(4)	166,224	4,048,179	24.35	4,094,189	24.63
2016	467,267	19,363,992	41.44	21,042,208	45.03		33,400	719,574	21.54	791,886	23.71
2017	918,557	50,034,009	54.47	52,474,442	57.13		13,408	262,836	19.60	289,340	21.58
2018	374,818	18,543,296	49.47	21,023,891	56.09		—	—	—	—	—
2019	922,016	43,371,782	47.04	47,782,074	51.82	(5)	—	—	—	—	—
2020	1,108,143	49,581,074	44.74	56,311,013	50.82		79,971	1,281,270	16.02	1,281,270	16.02
2021	944,013	48,443,061	51.32	58,453,298	61.92		57,321	1,000,494	17.45	1,000,494	17.45
Thereafter	1,786,518	91,834,138	51.40	111,767,897	62.56		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—		219,576	$8,487,287	$38.65	$8,487,287	$38.65
2013	8,199	429,482	52.38	429,482	52.38		263,934	12,923,712	48.97	13,185,189	49.96
2014	12,053	666,619	55.31	690,233	57.27		1,119,411	44,083,464	39.38	51,177,013	45.72
2015	28,947	1,473,879	50.92	1,533,486	52.98		886,530	43,416,530	48.97	46,065,581	51.96
2016	26,276	1,334,034	50.77	1,375,712	52.36		526,943	21,417,600	40.65	23,209,806	44.05
2017	26,701	1,272,982	47.68	1,332,916	49.92		958,666	51,569,828	53.79	54,096,698	56.43
2018	40,711	2,231,873	54.82	2,458,445	60.39		415,529	20,775,169	50.00	23,482,336	56.51
2019	29,933	1,346,556	44.99	1,468,235	49.05		951,949	44,718,338	46.98	49,250,309	51.74	(5)
2020	17,495	889,436	50.84	992,284	56.72		1,205,609	51,751,780	42.93	58,584,567	48.59
2021	60,602	3,535,303	58.34	4,218,541	69.61		1,061,936	52,978,858	49.89	63,672,332	59.96
Thereafter	180,146	7,573,670	42.04	10,479,382	58.17		1,966,664	99,407,808	50.55	122,247,279	62.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,422 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $47.31 per square foot and $49.05 per square foot, respectively, for 2013, (ii) $41.84 per square foot and $48.58 per square foot, respectively, for 2014 and (iii) $48.37 per square foot and $52.32 per square foot, respectively, for 2015.
(5)	Includes 58,340 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	167,526	7,484,444	44.68	7,484,444	44.68		52,050	1,002,843	19.27	1,002,843	19.27

Total 2012	167,526	$7,484,444	$44.68	$7,484,444	$44.68		52,050	$1,002,843	$19.27	$1,002,843	$19.27

Q1 2013	63,958	$3,492,091	$54.60	$3,745,909	$58.57		7,479	$152,025	$20.33	$152,025	$20.33
Q2 2013	23,497	1,460,598	62.16	1,465,623	62.37	(4)	40,880	816,377	19.97	833,770	20.40
Q3 2013	14,879	700,099	47.05	706,312	47.47		—	—	—	—	—
Q4 2013	52,503	4,766,332	90.78	4,745,359	90.38	(4)	52,539	1,106,707	21.06	1,106,707	21.06

Total 2013	154,837	$10,419,121	$67.29	$10,663,204	$68.87		100,898	$2,075,109	$20.57	$2,092,503	$20.74

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	—	—	—	—	—		219,576	8,487,287	38.65	8,487,287	38.65

Total 2012	—	$—	$—	$—	$—		219,576	$8,487,287	$38.65	$8,487,287	$38.65

Q1 2013	—	$—	$—	$—	$—		71,437	$3,644,116	$51.01	$3,897,935	$54.56
Q2 2013	8,199	429,482	52.38	429,482	52.38		72,576	2,706,457	37.29	2,728,875	37.60
Q3 2013	—	—	—	—	—		14,879	700,099	47.05	706,312	47.47
Q4 2013	—	—	—	—	—		105,042	5,873,039	55.91	5,852,067	55.71

Total 2013	8,199	$429,482	$52.38	$429,482	$52.38		263,934	$12,923,712	$48.97	$13,185,189	$49.96

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 31,489 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 and Q4 2013, the current and future expiring rental rate would be $33.58 per square foot and $33.83 per square foot, respectively, for Q2 2013 and $46.21 per square foot and $44.56 per square foot, respectively, for Q4 2013.

Boston Properties, Inc.

Third Quarter 2012

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	27,004	$1,856,669	$68.76	$1,898,670	$70.31	(4)	82,553	$3,137,566	$38.01	$3,143,566	$38.08
2013	174,716	13,450,638	76.99	13,366,438	76.50	(4)	219,114	9,955,475	45.44	10,030,695	45.78
2014	853,960	38,143,957	44.67	38,296,860	44.85		305,094	14,207,405	46.57	14,490,185	47.49
2015	682,118	39,867,862	58.45	40,103,832	58.79		294,158	13,935,079	47.37	14,380,164	48.89
2016	554,067	36,936,561	66.66	37,336,609	67.39	(5)	979,859	44,613,628	45.53	45,180,582	46.11
2017	269,334	17,153,277	63.69	17,152,119	63.68		253,768	12,231,396	48.20	12,759,231	50.28
2018	331,368	16,726,092	50.48	17,455,056	52.68		99,898	5,877,464	58.83	6,370,111	63.77
2019	664,336	32,327,535	48.66	34,491,845	51.92		103,336	4,669,169	45.18	5,142,578	49.77
2020	318,905	14,491,047	45.44	17,407,495	54.59		469,281	27,078,796	57.70	28,892,162	61.57
2021	389,405	19,217,701	49.35	20,847,174	53.54		151,050	6,945,507	45.98	8,001,627	52.97
Thereafter	3,991,043	207,465,828	51.98	244,963,243	61.38		343,006	16,576,389	48.33	18,929,364	55.19

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	74,688	$6,847,748	$91.68	$6,848,536	$91.70		69,629	$2,768,667	$39.76	$2,768,667	$39.76
2013	45,992	3,996,474	86.89	4,001,161	87.00		64,883	3,456,546	53.27	3,724,110	57.40
2014	197,712	22,886,246	115.76	23,295,042	117.82		437,920	18,038,697	41.19	24,287,139	55.46
2015	224,038	25,426,691	113.49	25,397,632	113.36		338,283	20,123,605	59.49	21,835,352	64.55
2016	326,309	43,797,201	134.22	44,792,872	137.27		63,655	3,233,564	50.80	3,462,095	54.39
2017	1,490,671	148,111,380	99.36	154,369,844	103.56		772,683	44,005,837	56.95	45,671,728	59.11
2018	268,049	31,503,784	117.53	32,782,073	122.30		90,197	5,872,803	65.11	6,478,291	71.82
2019	1,016,156	84,844,164	83.50	90,348,112	88.91		420,626	23,970,546	56.99	27,382,500	65.10
2020	1,347,341	102,638,176	76.18	111,891,910	83.05		429,090	21,694,010	50.56	24,930,684	58.10
2021	498,389	50,660,821	101.65	62,937,971	126.28		552,921	31,422,047	56.83	38,165,390	69.03
Thereafter	2,653,082	217,610,513	82.02	251,848,196	94.93		983,908	61,612,856	62.62	77,385,072	78.65

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $59.46 per square foot and $59.46 per square foot, respectively, in 2012 and $69.89 per square foot and $69.89 per square foot, respectively, in 2013.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $52.12 per square foot and $53.36 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2012

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	163,427	$5,586,704	$34.18	$5,586,704	$34.18	13,023	$472,825	$36.31	$472,825	$36.31
2013	352,864	11,423,069	32.37	11,431,982	32.40	334,695	5,741,912	17.16	5,879,514	17.57
2014	267,738	8,538,881	31.89	8,644,241	32.29	235,938	8,712,406	36.93	8,916,309	37.79
2015	559,686	17,245,132	30.81	18,447,481	32.96	274,168	9,383,418	34.23	9,983,712	36.41
2016	590,704	19,977,747	33.82	20,985,610	35.53	147,387	3,989,080	27.07	4,295,467	29.14
2017	477,296	14,030,274	29.40	15,235,457	31.92	266,158	8,647,455	32.49	9,790,221	36.78
2018	106,301	3,215,449	30.25	3,607,560	33.94	—	—	—	—	—
2019	312,790	12,156,353	38.86	13,262,036	42.40	—	—	—	—	—
2020	—	—	—	—	—	14,160	644,708	45.53	744,161	52.55
2021	324,288	7,325,908	22.59	7,542,470	23.26	—	—	—	—	—
Thereafter	776,738	29,857,612	38.44	33,023,562	42.52	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—	149,947	$5,718,620	$38.14	$5,718,620	$38.14
2013	—	—	—	—	—	199,051	9,467,166	47.56	9,461,078	47.53	(4)
2014	—	—	—	—	—	681,491	26,044,767	38.22	26,889,874	39.46	(4)
2015	—	—	—	—	—	548,247	23,292,925	42.49	24,230,229	44.20	(4)
2016	—	—	—	—	—	463,288	18,184,036	39.25	19,747,711	42.63
2017	—	—	—	—	—	185,983	7,563,991	40.67	8,424,970	45.30
2018	—	—	—	—	—	325,332	14,902,366	45.81	17,004,045	52.27
2019	—	—	—	—	—	531,323	20,747,792	39.05	21,867,808	41.16	(5)
2020	—	—	—	—	—	776,519	30,057,771	38.71	33,653,883	43.34
2021	—	—	—	—	—	509,015	21,556,811	42.35	25,506,942	50.11
Thereafter	—	—	—	—	—	982,756	37,794,952	38.46	44,862,207	45.65

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	17,498	$662,462	$37.86	$713,268	$40.76	—	$—	$—	$—	$—
2013	227,642	7,595,179	33.36	7,630,732	33.52	—	—	—	—	—
2014	663,182	22,521,114	33.96	22,660,616	34.17	—	—	—	—	—
2015	186,898	6,228,406	33.33	6,379,881	34.14	—	—	—	—	—
2016	94,202	3,201,093	33.98	3,271,319	34.73	—	—	—	—	—
2017	193,277	6,536,057	33.82	6,819,479	35.28	—	—	—	—	—
2018	33,599	1,056,575	31.45	1,154,104	34.35	—	—	—	—	—
2019	204,737	6,933,648	33.87	7,065,058	34.51	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	198,694	6,907,167	34.76	7,666,948	38.59	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,422 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rates would be (i) $32.84 per square foot and $32.52 per square foot, respectively, for 2013, (ii) $33.14 per square foot and $34.42 per square foot, respectively, for 2014, and (iii) $33.05 per square foot and $34.92 per square foot, respectively, for 2015.
(5)	Includes 58,340 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2012

HOTEL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Cambridge Center Marriott	Third Quarter 2012	Third Quarter 2011	Percent Change	YTD 2012	YTD 2011	Percent Change

Occupancy	84.3%	84.6%	-0.4%	81.7%	77.4%	5.6%
Average Daily Rate	$234.18	$207.86	12.7%	$221.31	$201.17	10.0%
Revenue per available room	$197.32	$175.85	12.2%	$180.78	$155.61	16.2%

Rental Revenue (1)	$9,359	$8,045	16.3%
Operating expenses and real estate taxes	6,886	6,032	14.2%

Net Operating Income (1)	$2,473	$2,013	22.9%

Less: Straight line rent and fair value lease revenue	1	(7)	114.3%

Rental Revenue - cash basis	9,358	8,052	16.2%
Less: Operating expenses and real estate taxes	6,886	6,032	14.2%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$2,472	$2,020	22.4%

RESIDENTIAL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Residences on The Avenue (2) located at 2221 I Street, NW, Washington, DC	Third Quarter 2012	Third Quarter 2011	Percent Change

Average Rental Rate (3)	$3,178	$3,229	-1.6%

Average Rental Rate Per Occupied Square Foot (3)	$3.90	$3.66	6.6%
Physical Occupancy (3) (4)	98.1%	57.0%	72.1%
Economic Occupancy (4)	97.9%	50.9%	92.3%

Rental Revenue (5)	$4,501	$2,169	107.5%
Operating expenses and real estate taxes	2,364	2,148	10.1%

Net Operating Income (5)	$2,137	$21	10076.2%

Less: Straight line rent and fair value lease revenue	103	106	-2.8%

Rental Revenue - cash basis	4,398	2,063	113.2%
Less: Operating expenses and real estate taxes	2,364	2,148	10.1%
Add: Straight line ground rent expense	552	533	3.6%

Net Operating Income - cash basis	$2,586	$448	477.2%

The Lofts at Atlantic Wharf Boston, MA	Third Quarter 2012	Third Quarter 2011	Percent Change

Average Rental Rate (6)	$3,654	$3,439	6.3%

Average Rental Rate Per Occupied Square Foot (6)	$4.13	$4.31	-4.2%
Physical Occupancy (4) (6)	95.4%	55.8%	71.0%
Economic Occupancy (4)	94.7%	41.2%	129.9%

Rental Revenue (7)	$995	$284	250.4%
Operating expenses and real estate taxes	490	270	81.5%

Net Operating Income (7)	$505	$14	3507.1%

Less: Straight line rent and fair value lease revenue	14	—	100.0%

Rental Revenue - cash basis	981	284	245.4%
Less: Operating expenses and real estate taxes	490	270	81.5%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$491	$14	3407.1%

(1)	Includes 4,260 square feet of retail space, which had revenue of approximately $77,000 and $12,000 for the quarter ended September 30, 2012 and September 30, 2011, respectively.
(2)	Not included in Same Property analysis.
(3)	Excludes 49,528 square feet of retail space which is 100% occupied.
(4)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(5)	Includes 49,528 square feet of retail space, which had revenue of approximately $793,000 and $547,000 for the quarter ended September 30, 2012 and September 30, 2011, respectively.
(6)	Excludes 9,617 square feet of retail space which is 57% occupied.
(7)	Includes 9,617 square feet of retail space, which had revenue of approximately $69,000 and $0 for the quarter ended September 30, 2012 and September 30, 2011, respectively.

Boston Properties, Inc.

Third Quarter 2012

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11

Boston	98.2%	95.2%	80.7%	82.4%	90.7%	89.7%
New York	95.9%	98.2%	n/a	n/a	95.9%	98.2%
Princeton	n/a	n/a	77.3%	76.5%	77.3%	76.5%
San Francisco	95.6%	90.7%	74.7%	78.5%	89.3%	87.0%
Washington, DC	96.3%	97.5%	92.8%	95.1%	94.3%	96.1%

Total Portfolio	96.6%	96.0%	84.1%	85.8%	91.7%	92.0%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11	30-Sep-12	30-Sep-11

Total Office Portfolio	96.5%	96.0%	83.9%	85.4%	91.7%	91.9%
Total Office/Technical Portfolio	100.0%	100.0%	87.0%	92.5%	90.4%	94.4%

Total Portfolio	96.6%	96.0%	84.1%	85.8%	91.7%	92.0%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2012

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	118	16	2	136
Square feet	35,439,457	1,148,855	421,867	37,010,179
Percent of properties in-service	91.5%	97.5%	56.6%	91.8%
Occupancy @ 09/30/2011	91.9%	94.4%	—	92.0%
Occupancy @ 09/30/2012	91.7%	90.4%	—	91.7%
Percent change from 3rd quarter 2012 over 3rd quarter 2011 (2):
Rental revenue	0.1%	-10.0%	24.3%
Operating expenses and real estate taxes	3.5%	-9.6%	17.0%
Consolidated Net Operating Income (3) - excluding hotel & residential				-2.0	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				46.9	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-10.0	%(2)
Portfolio Net Operating Income (3)				-3.1%

Rental revenue - cash basis	-0.7%	-9.6%	24.0%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	-3.2%	-9.7%		-3.4	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				45.7	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				2.2	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				-2.3%

Same Property Lease Analysis - quarter ended September 30, 2012

	Office	Office/Technical	Total
Vacant space available @ 07/1/2012 (sf)	2,942,320	64,140	3,006,460
Square footage of leases expiring or terminated 07/1/2012-09/30/2012	837,524	26,388	863,912

Total space for lease (sf)	3,779,844	90,528	3,870,372

New tenants (sf)	609,872	—	609,872
Renewals (sf)	209,412	9,820	219,232

Total space leased (sf)	819,284	9,820	829,104

Space available @ 09/30/2012 (sf)	2,960,560	80,708	3,041,268

Net (increase)/decrease in available space (sf)	(18,240)	(16,568)	(34,808)
2nd generation Average lease term (months)	109	12	108
2nd generation Average free rent (days)	131	—	129
2nd generation TI/Comm PSF	$51.56	$—	$50.91
Increase (decrease) in 2nd generation gross rents (6)	5.34%	1.15%	5.32%
Increase (decrease) in 2nd generation net rents (6)	7.24%	1.41%	7.21%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 585,560 square feet.

Boston Properties, Inc.

Third Quarter 2012

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2012	September 30, 2011
	(in thousands)

Net income attributable to Boston Properties, Inc.	$57,769	$70,542
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	2
Noncontrolling interest - common units of the Operating Partnership	7,002	8,989
Noncontrolling interest - redeemable preferred units of the Operating Partnership	874	832
Noncontrolling interests in property partnerships	458	86

Income from continuing operations	66,103	80,451

Add:
Interest expense	105,030	95,117
Losses from early extinguishments of debt	5,494	—
Depreciation and amortization	111,360	108,674
Transaction costs	1,140	474
General and administrative expense	19,757	16,917

Subtract:
(Income) loss from discontinued operations	—	(20)
Losses (gains) from investments in securities	(587)	860
Interest and other income	(4,001)	(1,252)
Income from unconsolidated joint ventures	(9,217)	(11,326)
Development and management services income	(8,024)	(8,178)

Consolidated Net Operating Income	287,055	281,717
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	51,952	60,024

Combined Net Operating Income	339,007	341,741
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,495)	(1,144)

Portfolio Net Operating Income	$337,512	$340,597

Same Property Net Operating Income	305,718	315,498
Net operating income from non Same Properties (2)	30,261	16,123
Termination income	1,533	8,976

Portfolio Net Operating Income	$337,512	$340,597

Same Property Net Operating Income	305,718	315,498
Less straight-line rent and fair value lease revenue	(31,657)	(34,748)
Add straight-line ground rent expense	96	—

Same Property Net Operating Income - cash basis	$274,157	$280,750

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 and 40 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2012

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-12	30-Sep-11			30-Sep-12	30-Sep-11

Rental Revenue	$390,960	$389,989			$9,638	$10,695
Less Termination Income	796	329			16	—

Rental revenue - subtotal	390,164	389,660	$504	0.1%	9,622	10,695	$(1,073)	(10.0%)

Operating expenses and real estate taxes	144,146	139,221	4,925	3.5%	2,699	2,984	(285)	(9.6%)

Net Operating Income (1)	$246,018	$250,439	$(4,421)	(1.8%)	$6,923	$7,711	$(788)	(10.2%)

Rental revenue - subtotal	$390,164	$389,660			$9,622	$10,695

Less straight line rent and fair value lease revenue	17,492	14,261	3,231	22.7%	(58)	(18)	(40)	(222.2%)

Rental revenue - cash basis	372,672	375,399	(2,727)	(0.7%)	9,680	10,713	(1,033)	(9.6%)
Less:
Operating expenses and real estate taxes	144,146	139,221	4,925	3.5%	2,699	2,984	(285)	(9.6%)
Add:
Straight line ground rent expense (2)	96	—	96	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$228,622	$236,178	$(7,556)	(3.2%)	$6,981	$7,729	$(748)	(9.7%)

	Sub-Total				Hotel & Residential
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-12	30-Sep-11			30-Sep-12	30-Sep-11

Rental Revenue	$400,598	$400,684			$10,354	$8,329
Less Termination Income	812	329			—	—

Rental revenue - subtotal	399,786	400,355	$(569)	(0.1%)	10,354	8,329	$2,025	24.3%

Operating expenses and real estate taxes	146,845	142,205	4,640	3.3%	7,376	6,302	1,074	17.0%

Net Operating Income (1)	$252,941	$258,150	$(5,209)	(2.0%)	$2,978	$2,027	$951	46.9%

Rental revenue - subtotal	$399,786	$400,355			$10,354	$8,329

Less straight line rent and fair value lease revenue	17,434	14,243	3,191	22.4%	15	(7)	22	314.3%

Rental revenue - cash basis	382,352	386,112	(3,760)	(1.0%)	10,339	8,336	2,003	24.0%
Less:
Operating expenses and real estate taxes	146,845	142,205	4,640	3.3%	7,376	6,302	1,074	17.0%
Add:
Straight line ground rent expense (2)	96	—	96	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$235,603	$243,907	$(8,304)	(3.4%)	$2,963	$2,034	$929	45.7%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-12	30-Sep-11			30-Sep-12	30-Sep-11

Rental Revenue	$72,710	$77,311			$483,662	$486,324
Less Termination Income	574	788			1,386	1,117

Rental revenue - subtotal	72,136	76,523	$(4,387)	(5.7%)	482,276	485,207	$(2,931)	(0.6%)

Operating expenses and real estate taxes	22,337	21,202	1,135	5.4%	176,558	169,709	6,849	4.0%

Net Operating Income (1)	$49,799	$55,321	$(5,522)	(10.0%)	$305,718	$315,498	$(9,780)	(3.1%)

Rental revenue - subtotal	$72,136	$76,523			$482,276	$485,207

Less straight line rent and fair value lease revenue	14,208	20,512	(6,304)	(30.7%)	31,657	34,748	(3,091)	(8.9%)

Rental revenue - cash basis	57,928	56,011	1,917	3.4%	450,619	450,459	160	0.0%
Less:
Operating expenses and real estate taxes	22,337	21,202	1,135	5.4%	176,558	169,709	6,849	4.0%
Add:
Straight line ground rent expense (2)	—	—	—	0.0%	96	—	96	100.0%

Net Operating Income (3) - cash basis	$35,591	$34,809	$782	2.2%	$274,157	$280,750	$(6,593)	(2.3%)

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2012

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2012

	Office	Office/Technical	Total
Vacant space available @ 07/1/2012 (sf)	3,292,322	64,140	3,356,462
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions (sf)	—	—	—
Properties placed in-service (sf)	58,340	—	58,340
Leases expiring or terminated 07/1/2012-09/30/2012 (sf)	850,047	26,388	876,435

Total space for lease (sf)	4,200,709	90,528	4,291,237

New tenants (sf)	691,615	—	691,615
Renewals (sf)	221,935	9,820	231,755

Total space leased (sf)	913,550	9,820	923,370 (1)

Space available @ 09/30/2012 (sf)	3,287,159	80,708	3,367,867

Net (increase)/decrease in available space (sf)	5,163	(16,568)	(11,405)
2nd generation Average lease term (months)	109	12	108
2nd generation Average free rent (days)	134	—	132
2nd generation TI/Comm PSF	$50.74	$—	$50.12
Increase (decrease) in 2nd generation gross rents (2)	5.54%	1.15%	5.53%
Increase (decrease) in 2nd generation net rents (3)	7.58%	1.41%	7.55%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	7,306	493,276	20.65%	32.91%	500,582	537,750
New York	16,097	102,759	-1.52%	-4.20%	118,856	126,339
Princeton	—	52,387	-0.40%	-5.25%	52,387	38,878
San Francisco	—	113,620	-8.55%	-12.25%	113,620	117,608
Washington, DC	58,340	79,585	-8.47%	-12.85%	137,925	193,063

	81,743	841,627	5.53%	7.55%	923,370	1,013,638

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 598,083.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 598,083.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 123,589.

Boston Properties, Inc.

Third Quarter 2012

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2012	Q2 2012	Q1 2012	2011		2010		2009

Recurring capital expenditures	$6,262	$5,005	$1,796	$29,334		$13,988		$27,813

Planned non-recurring capital expenditures associated with acquisition properties	3,366	6,549	6,245	4,358		395		865

Hotel improvements, equipment upgrades and replacements	305	190	187	4,010	(1)	2,262	(2)	1,515

	$9,933	$11,744	$8,228	$37,702		$16,645		$30,193

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2012	Q2 2012	Q1 2012	2011	2010	2009
Office
Square feet	790,617	895,209	962,047	4,116,436	4,765,440	3,545,251

Tenant improvements and lease commissions PSF	$50.74	$40.55	$52.66	$30.32	$35.77	$32.59

Office/Technical
Square feet	9,820	13,408	31,060	184,849	149,617	115,848

Tenant improvements and lease commissions PSF	$—	$16.30	$0.55	$23.97	$2.14	$0.13

Average tenant improvements and lease commissions PSF	$50.12	$40.20	$51.03	$30.05	$34.74	$31.56

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2012

ACQUISITIONS/DISPOSITIONS

as of September 30, 2012

ACQUISITIONS

For the period from January 1, 2012 through September 30, 2012

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

453 Ravendale Drive	March 1, 2012	29,620	$6,650,000	$—	$6,650,000	100%
100 Federal Street	March 13, 2012	1,264,420	615,600,000	—	615,600,000	93%
680 Folsom Street	August 29, 2012	522,000	157,563,000	182,437,000	340,000,000	85	%(1)

Total Acquisitions		1,816,040	$779,813,000	$182,437,000	$962,250,000	91%

(1)	See page 48 for additional information. Excludes the acquisition of the land parcel at 690 Folsom Street with an allocated value in accordance with ASC 805 of approximately $3.1 million (see page 49).

DISPOSITIONS

For the period from January 1, 2012 through September 30, 2012

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Montvale Center	January 31, 2012	123,392	$25,000,000	$17,807,000	(1)
Bedford Business Park	May 17, 2012	470,091	62,800,000	36,877,000	(2)
300 Billerica Road (Value-Added Fund) (25% ownership)	September 27, 2012	110,882	3,050,000	248,000	(3)

Total Dispositions		704,365	$90,850,000	$54,932,000

(1)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.
(2)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(3)	On September 27, 2012, the Company’s Value-Added Fund completed the sale of its 300 Billerica Road property located in Chelmsford, Massachusetts for approximately $12.2 million, including the assumption by the buyer of $7.5 million of mortgage indebtedness. Net cash proceeds totaled approximately $4.3 million, of which the Company’s share was approximately $2.8 million, after the payment of transaction costs. The Company’s share of the net proceeds included approximately $2.4 million resulting from the Value-Added Fund’s repayment of a loan from the Company’s Operating Partnership. The Value-Added Fund recognized a gain on sale of real estate totaling approximately $1.0 million, of which the Company’s share totaled approximately $0.2 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.

Boston Properties, Inc.

Third Quarter 2012

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2012

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at 09/30/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Annapolis Junction Building Six (50% ownership)	Q3 2012	Q3 2013	Annapolis, MD	1	120,000	$11,238,816	$14,000,000	$9,500,000		$6,804,213	$65,397	49%	49%
500 North Capitol Street, N.W. (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000	28,684,174	36,540,000	32,100,000		22,490,054	—	82%	0%
Two Patriots Park (formerly 12300 Sunrise Valley) (5)	Q2 2013	Q2 2013	Reston, VA	1	255,951	42,554,527	64,000,000	—		—	21,445,473	100%	0%
Seventeen Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	195,191	46,266,322	86,300,000	—		—	40,033,678	100%	0%
Cambridge Center Connector (6)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	2,470,097	24,600,000	—		—	22,129,903	100%	0%
680 Folsom Street (7)	Q1 2014	Q3 2015	San Francisco, CA	2	522,000	163,692,788	340,000,000	170,000,000	(7)	—	6,307,212	85%	0%
250 West 55th Street (8)	Q2 2014	Q4 2015	New York, NY	1	989,000	690,210,740	1,050,000,000	—		—	359,789,260	21%	0%

Total Office Properties under Construction				7	2,356,642	$985,117,464	$1,615,440,000	$211,600,000		$29,294,267	$449,770,923	59%	1%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	355,668	$47,360,414	$137,250,000	$—		$—	$89,889,586	N/A	N/A

Total Residential Properties under Construction				1	355,668	$47,360,414	$137,250,000	$—		$—	$89,889,586	N/A	N/A

Total Properties under Construction				8	2,712,310	$1,032,477,878	$1,752,690,000	$211,600,000		$29,294,267	$539,660,509	59%	1%

PROJECTS PLACED IN-SERVICE DURING 2012

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 09/30/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

510 Madison Avenue	Q2 2011	Q3 2013	New York, NY	1	355,598	$369,614,496	$375,000,000	$—	$—	$5,385,504	56%	100%
One Patriots Park (formerly 12310 Sunrise Valley) (9)	Q2 2012	Q2 2012	Reston, VA	1	267,531	58,341,282	67,000,000	—	—	8,658,718	100%	100%

Total Projects placed in Service				2	623,129	$427,955,778	$442,000,000	$—	$—	$14,044,222	75%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)

6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.29	N	S	386,000
North First Business Park	San Jose CA	5	190,636	75.8%	14.71	N	S	683,000
601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	478,000

Total Properties held for Re-Development		7	428,024	85.4%	$22.50			1,547,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of October 19, 2012, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company commenced redevelopment of 12300 Sunrise Drive on January 3, 2012 and expects to have it available for occupancy during the second quarter of 2013. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(6)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet.
(7)	The Company acquired this redevelopment project on August 29, 2012. In connection with the acquisition, the Company also assumed a $170.0 million construction loan commitment. The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(8)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(9)	The Company commenced redevelopment of 12310 Sunrise Drive on July 5, 2011 and it was placed in service on May 4, 2012. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future SF is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

Third Quarter 2012

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2012

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	267,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD
San Francisco, CA (4)	0.2	22,000

	367.6	9,504,862

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2012

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	—	207,500

	143.1	1,987,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	On August 29, 2012, the Company acquired this corner site as part of the acquisition of 680 Folsom Street. It is an adjacent parcel with an approximate 22,000 square foot, vacant two-story structure that may be redeveloped in the future.
(5)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(6)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2012

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2012

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, losses from early extinguishment of debt and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income, losses (gains) from investments in securities and income (loss) from discontinued operations. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 and 40 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Third Quarter 2012

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.